UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2004

                              P&F INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                  1-5332                    22-1657413
        --------                  ------                    ----------
     (State or other          (Commission File            (IRS Employer
     jurisdiction of              Number)              Identification No.)
     incorporation)


          300 Smith Street, Farmingdale, New York      11735
--------------------------------------------------------------------------------
          (Address of principal executive offices)   (Zip Code)

                                 (631) 694-1800
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

     On April 27, 2004, the Board of Directors of P&F Industries, Inc. (the "Company") unanimously adopted and approved an amendment to the Company's Amended By-Laws to increase the number of directors of the Company to ten persons. The amendment to the Company's Amended By-Laws became effective immediately upon its adoption by the Board of Directors. A copy of the amendment to the Amended By-Laws has been included in Exhibit 3.2 to this Current Report on Form 8-K.

     On April 27, 2004, the Board of Directors of the Company elected Jeffrey D. Franklin and Mitchell A. Solomon to the Board of Directors.

     Jeffrey D. Franklin, 50, has been a Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate managerial industries, for more than the past five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York. Mr. Franklin was also elected to serve as the Chairman of the Audit Committee of the Board of Directors. Mr. Franklin's term as a director will continue until the Company's 2006 Annual Meeting of Stockholders.

     Mitchell A. Solomon, 44, has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years. Mr. Solomon was also elected to serve as a member of the Audit Committee and as Chairman of the Compensation Committee of the Board of Directors. Mr. Solomon's term as a director will continue until the Company's 2005 Annual Meeting of Stockholders.

Item 7. Financial Statement and Exhibits.
        --------------------------------

(c) Exhibits:

The following exhibit is filed herewith:

          3.2  Amendment to the Company's Amended By-Laws effective April 27,
               2004.

          3.3  Press release issued by the Company on April 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    P&F INDUSTRIES, INC.


                                    By:  Joseph A. Molino, Jr.
                                         -----------------------------
                                         Name:   Joseph A. Molino, Jr.
                                         Title:  Vice President

Date:  April 27, 2004

                                 EXHIBIT INDEX

                    Exhibit                   Description
                    -------                   -----------

                    3.2             The amendment to the Company's
                                    Amended By-Laws

                    3.3             Press release issued by the
                                    Company on April 27, 2004